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                                  Exhibit 23.1


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                         CONSENT OF INDEPENDENT AUDITORS


          We consent to the use of our report dated December 31, 1998, accompanying the financial statements of the Morgan Stanley Dean Witter Select Equity Trust Select 5 Industrial Portfolio 99-1, included herein and to the reference to our Firm as experts under the heading "Auditors" in the prospectus which is a part of this registration statement.

                                   Deloitte & Touche LLP
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                                   Deloitte & Touche LLP

December 31, 1998
New York, New York